NEWS RELEASE
W. R. Berkley Corporation 475 Steamboat Road Greenwich, Connecticut 06830 (203) 629-3000

FOR IMMEDIATE RELEASE     CONTACT:    Karen A. Horvath
Vice President - External
Financial Communications
(203) 629-3000

W. R. Berkley Corporation Reports Second Quarter 2025 Results
Net Premiums Written Increased to a Record $3.4 Billion;
Return on Equity of 19.1% and Operating Return on Equity of 20.0%
Greenwich, CT, July 21, 2025 - W. R. Berkley Corporation (NYSE: WRB) today reported its second quarter 2025 results.
Summary Financial Data
(Amounts in thousands, except per share data)

	Second Quarter		Six Months
	2025	2024	2025	2024

Gross premiums written	$3,977,769	$3,717,772	$7,661,708	$7,080,528
Net premiums written	3,351,439	3,126,779	6,484,742	5,978,070

Net income to common stockholders	401,288	371,909	818,860	814,380
Net income per diluted share	1.00	0.92	2.05	2.01

Operating income (1)	420,486	410,171	840,442	823,058
Operating income per diluted share (1)	1.05	1.02	2.10	2.03

Return on equity (2)	19.1%	20.0%	19.5%	21.8%
Operating return on equity (1) (2)	20.0%	22.0%	20.0%	22.1%

(1)Operating income is a non-GAAP financial measure defined by the Company as net income excluding after-tax net investment gains (losses) and related expenses and after-tax net foreign currency gains (losses). Commencing with this quarter, the Company’s 2024 financial information has been restated to exclude after-tax net foreign currency gains (losses) from operating income to conform with this presentation.
(2)Return on equity and operating return on equity represent net income and operating income, respectively, expressed on an annualized basis as a percentage of beginning of year common stockholders’ equity.

W. R. Berkley Corporation        2

Second quarter highlights included:
•Return on equity of 19.1% and operating return on equity of 20.0%.
•Record net premiums written grew to $3.4 billion.
•The current accident year combined ratio before catastrophe losses of 3.2 loss ratio points was 88.4%.
•The reported combined ratio was 91.6%, including current accident year catastrophe losses of $99.2 million.
•Average rate increases excluding workers' compensation were approximately 7.6%.
•Record net investment income of $379.3 million.
•Book value per share grew 6.8% in the quarter, before dividends.
•Total capital returned to shareholders was $223.8 million, consisting of $189.7 million of special dividends and $34.1 million of ordinary dividends.
•Record common stockholders' equity of $9.3 billion.

The Company commented:
Our strong performance continued into the second quarter of 2025, with an annualized return on beginning-of-year common stockholders' equity of 19.1%. Net income grew year-over-year, driven by higher underwriting gains and improved investment income, notwithstanding above-average industry catastrophe losses during the quarter. Book value per share grew 6.8%, before $223.8 million of capital returned to shareholders through special and ordinary dividends.
Our focus on business with the highest margin potential resulted in record quarterly net premiums written of $3.4 billion. Net investment income rose both year-over-year and sequentially to a quarterly record, fueled by higher yields on our expanding domestic fixed-maturity portfolio. The strength of our operating cash flow continues to drive growth in net investable assets, and our current new money rates remain comfortably above our average book yield, positioning us well for further investment income growth.
We continue to carefully manage the underwriting cycle in each market served by our specialized businesses. This disciplined approach has supported superior long-term, risk-adjusted returns and consistently lower volatility over decades. We remain confident in our ability to deliver exceptional value to shareholders throughout the remainder of 2025 and well into the future.

W. R. Berkley Corporation        3
Webcast Conference Call
    The Company will hold its quarterly conference call with analysts and investors to discuss its earnings and other information on July 21, 2025, at 5:00 p.m. eastern time. The conference call will be webcast live on the Company's website at https://ir.berkley.com/events-and-presentations/default.aspx. Please log on early to register. A replay of the webcast will be available on the Company's website approximately two hours after the end of the conference call. Additional financial information can be found on the Company's website at https://ir.berkley.com/investor-relations/financial-information/quarterly-results/default.aspx.
About W. R. Berkley Corporation
    Founded in 1967, W. R. Berkley Corporation is an insurance holding company that is among the largest commercial lines writers in the United States and operates worldwide in two segments of the property casualty business: Insurance and Reinsurance & Monoline Excess.

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Forward Looking Information

This is a “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein, including statements related to our outlook for the industry and for our performance for the year 2025 and beyond, are based upon the Company’s historical performance and on current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. They are subject to various risks and uncertainties, including but not limited to: the cyclical nature of the property casualty industry; the impact of significant competition, including new entrants to the industry; the long-tail and potentially volatile nature of the insurance and reinsurance business; product demand and pricing; claims development and the process of estimating reserves; investment risks, including those of our portfolio of fixed maturity securities and investments in equity securities, including investments in financial institutions, foreign governmental bonds, municipal bonds, mortgage-backed securities, loans receivable, investment funds, including real estate, merger arbitrage, energy-related and private equity investments; the effects of emerging claim and coverage issues; the uncertain nature of damage theories and loss amounts, including claims for cybersecurity-related risks; natural and man-made catastrophic losses, including as a result of terrorist activities; the impact of climate change, which may alter the frequency and increase the severity of catastrophe events; general economic and market activities, including inflation, the risk of recession, changing interest rates, the impact of tariffs and volatility in the credit and capital markets; the impact of the conditions in the financial markets and the global economy, and the potential effect of legislative, regulatory, accounting or other initiatives taken in response, on our results and financial condition; cyber security breaches of our information technology systems and the information technology systems of our vendors and other third parties; the use of artificial intelligence technologies by us or third-parties on which we rely could expose us to technological, security, legal, and other risks; the risk of future pandemics, as well as continuing effects of the COVID-19 pandemic; foreign currency and political risks relating to our international operations; our ability to attract and retain key personnel and qualified employees; continued availability of capital and financing; the success of our new ventures or acquisitions and the availability of other opportunities; the availability of reinsurance; our retention under the Terrorism Risk Insurance Program Reauthorization Act of 2019; the ability or willingness of our reinsurers to pay reinsurance recoverables owed to us; other legislative and regulatory developments, including those related to business practices in the insurance industry; credit risk related to our policyholders, independent agents and brokers; changes in the ratings assigned to us or our insurance company subsidiaries by rating agencies; the availability of dividends from our insurance company subsidiaries; the effectiveness of our controls to ensure compliance with guidelines, policies and legal and regulatory standards; and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission. These risks and uncertainties could cause our actual results for the year 2025 and beyond to differ materially from those expressed in any forward-looking statement we make. Any projections of growth in our revenues would not necessarily result in commensurate levels of earnings. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

# # #

W. R. Berkley Corporation        5

Consolidated Financial Summary
(Amounts in thousands, except per share data)

	Second Quarter		Six Months
	2025	2024	2025	2024
Revenues:
Net premiums written	$3,351,439	$3,126,779	$6,484,742	$5,978,070
Change in net unearned premiums	(253,254)	(280,364)	(374,176)	(367,308)
Net premiums earned	3,098,185	2,846,415	6,110,566	5,610,762
Net investment income	379,303	372,129	739,595	691,967
Net investment gains (losses):
Net realized and unrealized gains (losses) on investments	30,533	(60,306)	46,244	(48,803)
Change in allowance for credit losses on investments	440	1,794	1,084	16,070
Net investment gains (losses)	30,973	(58,512)	47,328	(32,733)
Revenues from non-insurance businesses	128,839	125,705	257,748	246,696
Insurance service fees	32,757	27,597	61,686	52,917
Other income	751	698	1,284	1,196
Total Revenues	3,670,808	3,314,032	7,218,207	6,570,805
Expenses:
Loss and loss expenses	1,955,424	1,780,596	3,856,216	3,444,374
Other operating costs and expenses	1,039,307	892,935	1,989,217	1,761,524
Expenses from non-insurance businesses	122,437	121,120	248,801	239,727
Interest expense	31,777	31,708	63,504	63,436
Total expenses	3,148,945	2,826,359	6,157,738	5,509,061
Income before income tax	521,863	487,673	1,060,469	1,061,744
Income tax expense	(121,155)	(115,788)	(242,411)	(247,824)
Net Income before noncontrolling interests	400,708	371,885	818,058	813,920
Noncontrolling interest	580	24	802	460
Net income to common stockholders	$401,288	$371,909	$818,860	$814,380

Net income per share:
Basic	$1.01	$0.93	$2.06	$2.03
Diluted	$1.00	$0.92	$2.05	$2.01

Average shares outstanding (1):
Basic	397,016	400,273	396,972	401,295
Diluted	400,368	403,737	400,098	404,679

(1)Basic shares outstanding consist of the weighted average number of common shares outstanding during the period (including shares held in a grantor trust). Diluted shares outstanding consist of the weighted average number of basic and common equivalent shares outstanding during the period.

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Business Segment Operating Results
(Amounts in thousands, except ratios) (1)

	Second Quarter		Six Months
	2025	2024	2025	2024
Insurance:
Gross premiums written	$3,606,887	$3,360,850	$6,823,840	$6,281,900
Net premiums written	3,013,703	2,810,448	5,708,158	5,256,163
Net premiums earned	2,728,784	2,484,569	5,371,291	4,883,338
Pre-tax income	512,672	490,053	1,022,177	968,202
Loss ratio	63.8%	64.0%	63.9%	62.9%
Expense ratio	28.3%	28.4%	28.0%	28.4%
GAAP Combined ratio	92.1%	92.4%	91.9%	91.3%

Reinsurance & Monoline Excess:
Gross premiums written	$370,882	$356,922	$837,868	$798,628
Net premiums written	337,736	316,331	776,584	721,907
Net premiums earned	369,401	361,846	739,275	727,424
Pre-tax income	127,299	124,449	247,679	252,074
Loss ratio	57.7%	52.8%	57.7%	51.3%
Expense ratio	29.7%	29.0%	28.7%	29.4%
GAAP Combined ratio	87.4%	81.8%	86.4%	80.7%

Corporate and Eliminations:
Net investment gains (losses)	$30,973	$(58,512)	$47,328	$(32,733)
Interest expense	(31,777)	(31,708)	(63,504)	(63,436)
Other expenses	(117,304)	(36,609)	(193,211)	(62,363)
Pre-tax loss	(118,108)	(126,829)	(209,387)	(158,532)

Consolidated:
Gross premiums written	$3,977,769	$3,717,772	$7,661,708	$7,080,528
Net premiums written	3,351,439	3,126,779	6,484,742	5,978,070
Net premiums earned	3,098,185	2,846,415	6,110,566	5,610,762
Pre-tax income	521,863	487,673	1,060,469	1,061,744
Loss ratio	63.1%	62.6%	63.1%	61.4%
Expense ratio	28.5%	28.5%	28.2%	28.6%
GAAP Combined ratio	91.6%	91.1%	91.3%	90.0%

(1)Loss ratio is losses and loss expenses incurred expressed as a percentage of premiums earned. Expense ratio is underwriting expenses expressed as a percentage of premiums earned. GAAP combined ratio is the sum of the loss ratio and the expense ratio.

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Supplemental Information
(Amounts in thousands)

	Second Quarter		Six Months
	2025	2024	2025	2024
Net premiums written:
Other liability	$1,218,988	$1,131,676	$2,327,253	$2,147,291
Short-tail lines (1)	706,298	643,101	1,306,490	1,175,442
Auto	448,678	408,178	837,832	756,760
Workers' compensation	340,891	332,432	681,498	637,064
Professional liability	298,848	295,061	555,085	539,606
Total Insurance	3,013,703	2,810,448	5,708,158	5,256,163
Casualty (2)	188,929	188,117	375,718	378,136
Property (2)	115,926	102,158	248,084	200,820
Monoline excess	32,881	26,056	152,782	142,951
Total Reinsurance & Monoline Excess	337,736	316,331	776,584	721,907
Total	$3,351,439	$3,126,779	$6,484,742	$5,978,070

Current accident year losses from catastrophes:
Insurance	$77,631	$86,632	$148,248	$114,082
Reinsurance & Monoline Excess	21,603	3,047	62,094	6,103
Total	$99,234	$89,679	$210,342	$120,185

Net Investment income:
Core portfolio (3)	$328,363	$329,971	$645,303	$661,147
Investment funds	27,268	25,476	54,291	(3,873)
Arbitrage trading account	23,672	16,682	40,001	34,693
Total	$379,303	$372,129	$739,595	$691,967

Net realized and unrealized gains (losses) on investments:
Net realized (losses) gains on investments	$(33,097)	$6,411	$(37,333)	$(7,898)
Change in unrealized gains (losses) on equity securities	63,630	(66,717)	83,577	(40,905)
Total	$30,533	$(60,306)	$46,244	$(48,803)

Other operating costs and expenses:
Policy acquisition and insurance operating expenses	$882,099	$811,997	$1,720,345	$1,603,529
Insurance service expenses	24,287	23,084	47,534	44,523
Net foreign currency losses (gains)	55,396	(10,118)	74,774	(23,295)
Other costs and expenses	77,525	67,972	146,564	136,767
Total	$1,039,307	$892,935	$1,989,217	$1,761,524

Cash flow from operations	$703,806	$881,330	$1,447,624	$1,627,565

Reconciliation of net income to operating income (4):
Net income	$401,288	$371,909	$818,860	$814,380
Pre-tax investment (gains) losses, net of related expenses	(30,973)	58,631	(47,328)	32,733
Pre-tax net foreign currency losses (gains)	55,396	(10,118)	74,774	(23,295)
Income tax benefit	(5,225)	(10,251)	(5,864)	(760)
Operating income after-tax	$420,486	$410,171	$840,442	$823,058
(1)Short-tail lines include commercial multi-peril (non-liability), inland marine, accident and health, fidelity and surety, boiler and machinery, high net worth homeowners and other lines.
(2)Includes reinsurance casualty and property and certain program management business.
(3)Core portfolio includes fixed maturity securities, equity securities, cash and cash equivalents, real estate and loans receivable.
(4)Operating income is a non-GAAP financial measure defined by the Company as net income excluding after-tax net investment gains (losses) and after-tax net foreign currency gains (losses). Net investment gains (losses) are computed net of related expenses, including performance-based compensatory costs associated with realized investment gains. Commencing with this quarter, the Company’s 2024 financial information has been restated to exclude after-tax net foreign currency gains (losses) from operating income to conform with this presentation. Management believes this measurement provides a useful indicator of trends in the Company’s underlying operations.

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Selected Balance Sheet Information
(Amounts in thousands, except per share data)

	June 30, 2025	December 31, 2024

Net invested assets (1)	$31,577,384	$29,780,638
Total assets	42,658,057	40,448,635
Reserves for losses and loss expenses	21,496,123	20,368,030
Senior notes and other debt	1,831,638	1,831,158
Subordinated debentures	1,010,168	1,009,808
Common stockholders' equity (2)	9,294,537	8,395,111
Common stock outstanding (3)	379,385	380,066
Book value per share (4)	24.50	22.09
Tangible book value per share (4)	23.88	21.46

(1)Net invested assets include investments, cash and cash equivalents, trading accounts receivable from brokers and clearing organizations, trading account securities sold but not yet purchased and unsettled purchases.
(2)As of June 30, 2025, reflected in common stockholders' equity are after-tax unrealized investment losses of $249 million and unrealized currency translation losses of $324 million. As of December 31, 2024, reflected in common stockholders' equity are after-tax unrealized investment losses of $517 million and unrealized currency translation losses of $417 million.
(3)During the six months ended June 30, 2025, the Company repurchased 850,000 shares of its common stock for $49.2 million. During the three months ended June 30, 2025, the Company did not repurchase any shares of its common stock. The number of shares of common stock outstanding excludes shares held in a grantor trust.
(4)Book value per share is total common stockholders’ equity divided by the number of common shares outstanding. Tangible book value per share is total common stockholders’ equity excluding the after-tax value of goodwill and other intangible assets divided by the number of common shares outstanding.

W. R. Berkley Corporation        9
Investment Portfolio
June 30, 2025
(Amounts in thousands, except percentages)

	Carrying Value	Percent of Total
Fixed maturity securities:
United States government and government agencies	$3,101,062	9.8%
State and municipal:
Special revenue	1,353,385	4.3%
State general obligation	284,130	0.9%
Local general obligation	275,378	0.9%
Corporate backed	184,200	0.6%
Pre-refunded	77,477	0.2%
Total state and municipal	2,174,570	6.9%
Mortgage-backed securities:
Agency	3,787,350	12.0%
Commercial	359,500	1.1%
Residential - Prime	181,086	0.6%
Residential - Alt A	1,723	0.0%
Total mortgage-backed securities	4,329,659	13.7%
Asset-backed securities	3,853,435	12.2%
Corporate:
Industrial	3,672,546	11.6%
Financial	3,452,175	11.0%
Utilities	1,151,418	3.6%
Other	482,637	1.5%
Total corporate	8,758,776	27.7%
Foreign government	1,875,654	6.0%
Total fixed maturity securities (1)	24,093,156	76.3%
Equity securities available for sale:
Common stocks	719,570	2.3%
Preferred stocks	542,622	1.7%
Total equity securities available for sale	1,262,192	4.0%
Cash and cash equivalents (2)	2,076,351	6.6%
Investment funds	1,492,258	4.7%
Real estate	1,294,505	4.1%
Arbitrage trading account	1,034,557	3.3%
Loans receivable	324,365	1.0%
Net invested assets	$31,577,384	100.0%

(1)Total fixed maturity securities had an average rating of AA- and an average duration of 2.8 years, including cash and cash equivalents.
(2)Cash and cash equivalents includes trading accounts receivable from brokers and clearing organizations, trading account securities sold but not yet purchased and unsettled purchases.